INCOME TAXES	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
INCOME TAXES
12.	INCOME TAXES

The Company recorded income tax expense of $487 thousand for the three months ended June 30, 2026, which represents an effective tax rate of (6.5)% and income tax expense of $531 thousand for the six months ended June 30, 2026, which represents an effective tax rate of (4.9)%. The income tax expense for the three months and six months ended June 30, 2026, related to taxable income in the U.S., Israel, and India, where the Company is not able to fully offset current income against tax loss carryovers. No income tax expense or benefit was recorded for the three and six months ended June 30, 2025. The Company had cumulative tax losses in the jurisdictions in which it operated and maintained a full valuation allowance against its deferred tax assets, as it concluded that it was more likely than not that such deferred tax assets would not be realized. The effective tax rate for the period ended June 30, 2026, and 2025, differs from the statutory rate primarily due to changes in valuation allowance and the mix of earnings and losses in the jurisdictions the Company operates.